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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported): April 14, 2004


                                 WORKSTREAM INC.
               (Exact Name of Registrant as Specified in Charter)





           CANADA                         001-15503                 N/A
(State or Other Jurisdiction of     (Commission File Number) (I.R.S. Employer
       Incorporation)                                        Identification No.)

495 MARCH ROAD, SUITE 300, OTTAWA, ONTARIO, CANADA               K2K-3G1
    (Address of Principal Executive Offices)                   (Zip Code)

                                 (613) 270 0619
              (Registrant's Telephone Number, Including Area Code)



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.


         99.1     Press Release issued on April 14, 2004 by Workstream Inc.

Item 12. Results of Operations and Financial Condition.

      On April 14, 2004, Workstream Inc. issued a press release regarding its consolidated financial results for the third quarter ended February 29, 2004. The full text of such press release is furnished as Exhibit 99.1 to this report.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WORKSTREAM INC.



Dated April 14, 2004                By:      /s/ Michael Mullarkey
                                             --------------------------------
                                             Name:  Michael Mullarkey
                                             Title:   Chief Executive Officer


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                                  Exhibit Index

Exhibit No.       Description

99.1              Press Release issued on April 14, 2004 by Workstream Inc.